UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2010

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 16, 2010, Weight Watchers International, Inc. (the “Company”) issued a press release announcing that it had recently received an adverse tax ruling from the U.K. First Tier Tribunal (Tax Chamber) that its U.K. leaders should have been classified as employees for U.K. tax purposes and, as such, the Company should have withheld tax from its leaders pursuant to the U.K. “Pay As You Earn” and national insurance contributions collection rules for the period from April 2001 to April 2007 with respect to services performed by the leaders for the Company’s U.K. subsidiary, Weight Watchers (UK) Limited. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release dated February 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: February 16, 2010	By:	/s/ Jeffrey A. Fiarman

	Name:	Jeffrey A. Fiarman
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

99.1	Press Release dated February 16, 2010.